SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):              15-Mar-04

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2004-HE1 Asset Backed Pass-Through Certificates, Series 2004-HE1
(Exact name of registrant as specified in its charter)


          Delaware             333-109307-04            13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, Park Ave Plaza
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-1811
Item 5. Other Events

             On   15-Mar-04   a scheduled distribution was made from the Trust
                to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated
		15-Mar-04 The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.





                A.   Monthly Report Information
                     See Exhibit No.1


                B.   Have and deficiencies occurred?  NO.
                              Date:
                              Amount:

                C.   Item 1: Legal Proceedings:  NONE

                D.   Item 2: Changes in Securities:   NONE

                E.   Item 4: Submission of Matters to a Vote of
                     Certificateholders:  NONE

                F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
                Exhibit No.

   1.)              Monthly Distribution Report Dated          15-Mar-04


Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2004-HE1 Asset Backed Pass-Through Certificates, Series 2004-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                   15-Mar-04

DISTRIBUTION SUMMARY

     Class         Orig Bal       Beg Bal           Prin
      A-1        270,400,000    268,619,388      3,712,588
      A-2        221,300,000    218,774,494      4,535,658
      A-3        125,460,000    124,053,805      2,548,005
      A-IO       81,900,000     79,600,000           0
      M-1        44,610,000     44,610,000           0
      M-2        39,040,000     39,040,000           0
      M-3        11,150,000     11,150,000           0
      M-4        11,150,000     11,150,000           0
      M-5        11,150,000     11,150,000           0
      M-6         9,310,000      9,310,000           0
       P             100            100              0
       X              0             352              0
       R              0              0               0
      B-IO       57,600,000     57,600,000           0
     Total       743,570,100    737,857,787      10,796,251

Class                Rate           Int
A-1                1.47438%       297,035
A-2                1.47438%       241,918
A-3                1.49438%       139,038
A-IO               4.00000%       265,333
M-1                1.79438%       60,035
M-2                2.74438%       80,355
M-3                2.94438%       24,622
M-4                3.19438%       26,713
M-5                3.99438%       33,403
M-6                5.09438%       35,572
P                    N/A          106,751
X                  1.02160%          0
R                  0.00000%          0
B-IO               3.50000%       168,000
Total                            1,478,775

     Class           Loss        Total Dist
      A-1            N/A         4,009,624
      A-2            N/A         4,777,575
      A-3            N/A         2,687,043
      A-IO           N/A          265,333
      M-1            0.00         60,035
      M-2            0.00         80,355
      M-3            0.00         24,622
      M-4            0.00         26,713
      M-5            0.00         33,403
      M-6            0.00         35,572
       P             0.00         106,751
       X             N/A             0
       R             N/A             0
      B-IO           N/A          168,000
Total                           12,275,027

     Class        Int Short       End Bal
      A-1             0         264,906,799
      A-2             0         214,238,836
      A-3             0         121,505,800
      A-IO            0         77,000,000
      M-1             0         44,610,000
      M-2             0         39,040,000
      M-3             0         11,150,000
      M-4             0         11,150,000
      M-5             0         11,150,000
      M-6             0          9,310,000
       P              0             100
       X              0          2,875,077
       R              0              0
      B-IO            0         57,600,000
Total                           727,061,535

AMOUNTS PER $1,000 UNIT


     Class          Cusip           Prin
      A-1         04541GHG0      13.72999
      A-2         04541GHH8      20.49552
      A-3         04541GHJ4      20.30930
      A-IO        04541GHK1       0.00000
      M-1         04541GHL9       0.00000
      M-2         04541GHM7       0.00000
      M-3         04541GHN5       0.00000
      M-4         04541GHP0       0.00000
      M-5         04541GHQ8       0.00000
      M-6         04541GHR6       0.00000
       P          04541GHE5       0.00000
       X          04541GHD7       0.00000
       R          04541GHF2       0.00000
      B-IO        04541GHC9       0.00000

     Class           Int           Total
      A-1          1.09850       14.82849
      A-2          1.09317       21.58868
      A-3          1.10822       21.41752
      A-IO         3.23972        3.23972
      M-1          1.34579        1.34579
      M-2          2.05829        2.05829
      M-3          2.20829        2.20829
      M-4          2.39578        2.39578
      M-5          2.99578        2.99578
      M-6          3.82079        3.82079
       P        1067505.50000  1067505.50000
       X           0.00000        0.00000
       R           0.00000        0.00000
      B-IO         2.91667        2.91667


                   Interest
                Carry-forward
     Class          Amount        End Bal
      A-1          0.00000       979.68491
      A-2          0.00000       968.09235
      A-3          0.00000       968.48238
      A-IO         0.00000       940.17094
      M-1          0.00000      1000.00000
      M-2          0.00000      1000.00000
      M-3          0.00000      1000.00000
      M-4          0.00000      1000.00000
      M-5          0.00000      1000.00000
      M-6          0.00000      1000.00000
       P           0.00000      1000.00000
       X           0.00000        0.00000
       R           0.00000        0.00000
      B-IO         0.00000      1000.00000

                   GROUP 1        GROUP 2
Prin Dist:
Beg Bal           324,062,903     264,070,214
   Sched Prin         279,233         219,876
   Prepays+Curts    2,444,802       3,108,069
   Net Liq Proc             0               0
   Loan Purch Pr            0               0
  Tot Prin Remit    2,724,035       3,327,945
  Net Real Losse            0               0
End Bal           321,338,868     260,742,269
End Count               2,190           1,726

                   GROUP 3         TOTAL
Prin Dist:
Beg Bal           149,725,022     737,858,139
   Sched Prin         131,939         631,048
   Prepays+Curts    1,737,607       7,290,478
   Net Liq Proc             0               0
   Loan Purch Pr            0               0
  Tot Prin Remit    1,869,546       7,921,527
  Net Real Losse            0               0
End Bal           147,855,476     729,936,612
End Count                 624           4,540


Agg End Coll Bal                                   729,936,612

End OC Amt                                           2,875,077

Num Liq Loans                                                0

Int Dist:                     GROUP 1         GROUP 2
Sched Int-less serv fee             1,901,578        1,544,924
Less RAIS                                   0                0
Less Net PPIS                               0                0
                                    1,901,578        1,544,924

Int Dist:                     GROUP 3         TOTAL
Sched Int-less serv fee               830,095        4,276,597
Less RAIS                                   0                0
Less Net PPIS                               0                0
                                      830,095        4,276,597

Serv Fee
Grp 1                                                  135,026
Grp 2                                                  110,029
Grp 3                                                   62,385

Advances
Curr Agg Adv as of determ. date                        297,861
Out. Agg. Adv as of end of prior calendar mo.          409,094


Delinq Info
                   GROUP 1                         GROUP 2
                    Count         Balance           Count            Balance
30-59 days           87         12,117,135           63            10,771,015
60-89 days           26          3,718,929           19             2,706,506
90 + days             7          1,153,364            5             847228.17
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.


Delinq Info
                   GROUP 3
                Count         Balance
30-59 days                  21      5,992,925
60-89 days                   7      1,931,033
90 + days                    3      1,011,817
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                    TOTAL
                    Count         Balance
30-59 days           171         28,881,075
60-89 days            52          8,356,467
90 + days             15          3,012,409
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                   GROUP 1
                    Count         Balance     Market Value (REO)
Outstanding Loan    2,190       321,338,868
Foreclosure           0              0
Bankruptcy            0              0
REO                   0              0               0

                   GROUP 2
                    Count         Balance     Market Value (REO)
Out Loans           1,726       260,742,269
Foreclosure           0              0
Bankruptcy            0              0
REO                   0              0                        0

                   GROUP 3
                    Count         Balance     Market Value (REO)
Out Loans            624        147,855,476
Foreclosure           0            0.00
Bankruptcy            0            0.00
REO                   0            0.00                   0.00


                    TOTAL
                    Count         Balance     Market Value (REO)
Out Loans               4,540     729,936,612
Foreclosure                  0               0
Bankruptcy                   0               0
REO                          0               0                0

Interest Shortfall
                     Tot            Real            Prep
                    Unpaid         Losses            Int
                                                  Shortfall
      A-1           0.00           0.00             0.00
      A-2           0.00           0.00             0.00
      A-3           0.00           0.00             0.00
      A-IO          0.00           0.00             0.00
      M-1           0.00           0.00             0.00
      M-2           0.00           0.00             0.00
      M-3           0.00           0.00             0.00
      M-4           0.00           0.00             0.00
      M-5           0.00           0.00             0.00
      M-6           0.00           0.00             0.00
       P            0.00           0.00             0.00
       X            0.00           0.00             0.00
      BIO           0.00           0.00             0.00
                    0.00           0.00             0.00

                                    Net
                    RAISF         WAC Rate
                                 Carryover
      A-1           0.00           0.00
      A-2           0.00           0.00
      A-3           0.00           0.00
      A-IO          0.00           0.00
      M-1           0.00           0.00
      M-2           0.00           0.00
      M-3           0.00           0.00
      M-4           0.00           0.00
      M-5           0.00           0.00
      M-6           0.00           0.00
       P            0.00           0.00
       X            0.00           0.00
      BIO           0.00           0.00
                    0.00           0.00

Num. of Loans for which Prep.Prem. were collec              23
Num of Loans for which Prep Prem were sched                 24
Prin. Bal. of Loans with Premium coll.                3,888,770
Curr. amt of Prep. Prems                                106,751

Current Real. Losses                                          0
Cum. Real. Losses since Startup Day                           0

Weighted Avg Term to Mat. of Mortg. Loans                  347
Weighted Avg. Gross Coup. of Mortg. Loans              7.45515%
Weighted Avg. Net Coupon of Mortg. Loans               6.95515%

Agg. Num. of Mortg. Loans in the pool                    4,540

O/C Target Amt                                      16,730,335

Credit Enhancement %                                 17.711822%

O/C Increase Amount                                2,874,724.49

O/C Release Amt                                            0.00

O/C Deficiency Amt                                   16,729,983

Excess O/C Amt                                                0

Pmt from Yield Maint. Agreement                               0

Net Monthly Excess Cash Flow                          2,874,724

Extra Ordinary Trust Fund Expenses                            0

Trigger Event Occurance                              NO

Step Down Date Occurred                              NO

Class A-IO Net WAC Rate                              6.9066083%

Class B-IO Cap Rate                                  6.4750890%

Available Distribution Amount                        12,304,874

Deposit to Net WAC Reserve Fund                               0

                SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2004-HE1 Asset Backed Pass-Through Certificates, Series 2004-HE1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        U.S. Bank National Association, as Trustee